Exhibit 10.3
FIRST AMENDMENT TO 15901 OLDEN STREET, SYLMAR AND 11171 CHERRY AVENUE, FONTANA PROPERTIES LEASE

THIS FIRST AMENDMENT (the “First Amendment”) is made and entered into and effective as of the 7th day of October, 2020 hereto (the “Effective Date”), by and between Aliaron Investments, Ltd., formerly known as Kristra Investments, Ltd., (“Lessor”) and Tutor Perini Corporation (“Tenant”). (Each individual member may be referred to herein as a “Party” and collectively hereinafter in this First Amendment, the "Parties").

WITNESSETH:
WHEREAS, on June 1, 2014, Ronald N. Tutor and Tutor Perini Corporation entered into that certain 15901 Olden Street, Sylmar and 11171 Cherry Avenue, Fontana Properties Lease (“Lease”) for the lease of land and improvements located at 15901 Olden Street, Sylmar, California 91342 (“Property A”), and 11171 Cherry Avenue, Fontana, California 92337 (“Property B”), (collectively the “Premises”); and
WHEREAS, on January 15, 2015, Ronald N. Tutor, an individual and Ronald N. Tutor, as Trustee of the Ronald N. Tutor Separate Property Trust entered into that certain Assignment and Assumption Agreement to assign the Premises to Ronald N. Tutor, as Trustee of the Ronald N. Tutor Separate Property Trust; and
WHEREAS, on March 3, 2015, Ronald N. Tutor, as Trustee of the Ronald N. Tutor Separate Property Trust and Kristra Investments, Ltd. entered into that certain Assignment and Assumption Agreement to assign the Premises to Kristra Investments, Ltd.; and
WHEREAS, on December 31, 2018, Kristra Investments, Ltd. changed its name to Aliaron Investments, Ltd.; and
WHEREAS, the Parties desire to amend the Lease to clarify the current Lessor’s name change and to correct a technical error in the Assessor’s Parcel Number for Property B.
NOW, THEREFORE, the Parties in consideration of the mutual promises and agreements set forth herein, and intending to be legally bound, on behalf of themselves and their respective successors and assigns, do hereby agree as follows:
1.Amendments: The Lease shall be amended as follows:
a.Lessor. The Lessor is Aliaron Investments, Ltd. (“Lessor”).
b.Premises. Lessor is the owner of land and improvements commonly known and numbered as Assessor’s Parcel Number 2604-002-019, located at 15901 Olden Street, Sylmar California 91342 (“Property A”), and Assessor’s Parcel Number 0236-191-14-0-000, located at 11171 Cherry Avenue, Fontana, California 92337 (“Property B”), (collectively the “Premises”).
2.Full Force and Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Lease shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Lease.
3.Miscellaneous. Each party to this First Amendment shall execute all instruments and documents and take such further action as may be reasonably required to effectuate the purpose of this First Amendment. This First Amendment may be modified only by a writing executed by the Parties hereto. This First Amendment may be executed in multiple counterparts (including electronic [PDF] or facsimile counterparts), each of which shall be deemed an original, and all such counterparts shall together constitute one and the same instrument. The invalidity of any portion of this First Amendment shall not have any effect on the balance thereof.

[Signatures to follow]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized officers or agents on the date first written above.

ATTEST

LESSOR:	ALIARON INVESTMENTS, LTD.
By: Aliaron Investments, Inc.
Its: General Partner

/s/ Ronald N. Tutor
Ronald N. Tutor, President
Aliaron Investments, Inc.

TENANT:	TUTOR PERINI CORPORATION

/s/ Gary G. Smalley
Gary G. Smalley, Executive Vice President and Chief Financial Officer

3